UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2011
S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia	30092

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 923-3500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
The Company has posted a new investor presentation to its website, www.s1.com, in the “Investor Relations” section under the heading “About S1.” A copy of the investor presentation also is attached hereto as Exhibit 99.1.
The information contained in this Item 7.01, including the exhibit referenced herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is furnished pursuant to Item 7.01:

Exhibit No.	Description
99.1	Q1 2011 Earnings Call Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)
/s/ Paul M. Parrish
Paul M. Parrish
Chief Financial Officer

Date: May 4, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Q1 2011 Earnings Call Presentation.